Exhibit 99.2

Carvana Announces Second Quarter 2022 Results

Retail Units Sold of 117,564 an increase of 9% YoY
Revenue of $3.884 Billion, an increase of 16% YoY
Closed Acquisition of ADESA U.S.’s Physical Auction Business

PHOENIX – August 4, 2022 – Carvana Co. (NYSE: CVNA), the leading e-commerce platform for buying and selling used cars online, today announced financial results for the quarter ended June 30, 2022. Carvana’s complete second quarter 2022 financial results and management commentary can be found by accessing the Company’s shareholder letter on the quarterly results page of the investor relations website.

“We made significant progress in Q2 across many fronts. We closed our acquisition of ADESA, outlined a new operating plan to quickly adapt to the changing market, and drove sequential improvement on all key metrics,” said Ernie Garcia, founder and CEO of Carvana. “We also continue to deliver car buying experiences our customers love and are rapidly gaining market share as a result despite several industry and economic headwinds. We remain on the path to becoming the largest and most profitable auto retailer.”

Conference Call Details

Carvana will host a conference call today, August 4, 2022, at 5:30 p.m. EDT (2:30 p.m. PDT) to discuss financial results. To participate in the live call, analysts and investors should dial (833) 255-2830 or (412) 902-6715 and ask for “Carvana Earnings.” A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at https://investors.carvana.com/. Following the webcast, an archived version will also be available on the Investor Relations section of the company’s website. A telephonic replay of the conference call will be available until August 11, 2022, by dialing (877) 344-7529 or (412) 317-0088 and entering passcode 6706049#.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K for 2021 and our Quarterly Report on Form 10-Q for the first quarter of 2022. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

About Carvana (NYSE: CVNA)
Founded in 2012 and based in Phoenix, Carvana’s (NYSE: CVNA) mission is to change the way people buy and sell cars. With a continued focus on its customers, technology and innovation, Carvana offers an intuitive and convenient online car buying, selling, and financing experience. Carvana.com enables customers to quickly and easily shop more than 75,000 vehicles, finance, trade in or sell their current vehicle to Carvana, sign contracts and schedule delivery or pickup at one of its patented, automated Car Vending Machines. Carvana is a Fortune 500 company, providing as-soon-as-next-day delivery to customers in over 300 U.S. markets.

For further information on Carvana, please visit www.carvana.com, or connect with us on Facebook, Instagram, Twitter, YouTube or the Carvana Blog.

Investor Relations:
Carvana
Mike Levin
investors@carvana.com

or

Media Contact:
Carvana
Kristin Thwaites
press@carvana.com